UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 16, 2009

Non-Invasive Monitoring Systems, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	0-13176	59-2007840
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4400 Biscayne Blvd., Miami, Florida		33137
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	305-575-4200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 16, 2009 the Board of Directors amended our By-laws to (i) provide that the annual meetings of shareholders may take place on a date designated by the Board of Directors, replacing a provision that set a specific date for such meetings and (ii) conform the By-laws to the Articles of Incorporation to provide that the number of directors be between one and eight.. The text of the amendment is attached hereto as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number Description

3.1 Amendments to By-laws dated November 16, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Non-Invasive Monitoring Systems, Inc.

November 19, 2009	By:	Adam S. Jackson

Name: Adam S. Jackson
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.1	Amendments to By-laws dated November 16, 2009